SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

         CURRENT REPORT PURSUANT TO SECTION 13 OR 154(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report:  October 13, 2000

                       MENTOR CORPORATION
     (Exact Name of Registrants as Specified in Its Charter)

                   Commission File No. 0-7955

                       Mentor Corporation
                        201 Mentor Drive
                 Santa Barbara, California 93111
                    Telephone:  805/879-6000

 A Minnesota Corporation          I.R.S. Employer Identification
                         No. 41-0950791


On September 28, 2000 Mentor Corporation (NASDAQ: MNTR) announced the resignation of Mr. Anthony R. Gette as the President, Chief
Executive Officer and Director of Mentor Corporation effective immediately.

Mr. Christopher J. Conway, Chairman of the Board and Director, was appointed President and Chief Executive Officer of the corporation with immediate effect.

The resignation of Mr. Gette was for personal reasons.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereto duly authorized.

Signatures

       Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, Mentor Corporation has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         MENTOR CORPORATION


Date:  October 12, 2000  /s/CHRISTOPHER J. CONWAY
                         Christopher J. Conway, Chairman
                         Chief Executive Officer and President


Date:  October 12, 2000  /s/ADEL MICHAEL
                         Senior Vice President
                         Chief Financial Officer


              Mentor Chairman Resumes CEO Position

SANTA BARBARA, California, September 28, 2000 - Mentor Corporation (NASDAQ: MNTR) today announced that its Chairman of the Board, Christopher J. Conway, has resumed the position of President and Chief Executive Officer following the resignation of Anthony Gette as an officer and director of the Company. Conway had been CEO of Mentor since the Company was founded in 1969 until July 1999, at which time Gette was appointed President and CEO, after serving as Chief Operating Officer since 1987.

"Mr. Gette has decided to leave Mentor for personal reasons,"
Conway said. "We are very sorry to see him go; he has contributed enormously to Mentor's success over the years, and we have enjoyed working with him. We shall all miss him."

"I value the years I have worked with the people at Mentor to build this fine Company," said Gette. "I will continue to be available to work and consult with the Company during a
transition period over the next twelve months.   Mentor has some
great products in growing markets, as well as a talented management group, and I am confident the Company will continue to grow and prosper."

Conway added comments about the Company's outlook. "While Mr. Gette's resignation was in fact for purely personal reasons, I anticipate that there will be questions about the current quarter and Mentor's prospects for the year. Let me say that we are confident that we will achieve record sales and earnings for the year.

"As for the current quarter which ends September 30, we expect to
release operating results on October 23.   At this time it
appears that both revenues and earnings for the quarter will be relatively flat compared with the prior year."

Mentor Corporation is a diverse medical products company serving a number of medical specialties including plastic and reconstructive surgery, urology, and clinical and consumer healthcare. This release contains, in addition to historical information, forward-looking statements. Such statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause such a difference include, but are not limited to, those described in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000.